PACE CREDIT UNION Well beyond a bank.

GUARANTEE AND POSTPONEMENT OF CLAIM

TO: PACE SAVINGS & CREDIT UNION LIMITED (hereinafter called the Credit Union)

For Valuable Consideration **IKE MAKRIMICHALOS** (hereinafter called the Guarantor") hereby guarantees payment of the liabilities of **SUSGLOBAL ENERGY CORP., SUSGLOBAL ENERGY CANADA CORP.** and **SUSGLOBAL ENERGY CANADA I LTD.** (hereinafter referred to as the "Member") to the Credit Union and agrees to the following terms and conditions:

1. The liability of the Guarantor hereunder shall be limited to the sum of $1,600,000.00 (One Million Six Hundred Thousand Dollars) and shall bear interest from the date of demand for payment as hereinafter provided. In addition, recourse under this Guarantee by the Credit Union shall be limited to realizing upon 500,000 common shares of SusGlobal Energy Corp. pledged to the Credit Union pursuant to a Hypothecation of Specific Securities dated the date hereof and save to the extent required for enforcement of the Hypothecation and proceeds arising therefrom, the Guarantor shall not be liable for any other amounts hereunder from any other source.

2. If more than one Guarantor executes this instrument the provisions hereof shall be read with all necessary grammatical changes, each reference to the Guarantor shall include each and every one of the undersigned severally and this Guarantee and all covenants and agreements herein contained shall be deemed to be joint and several.

3. The Credit Union may grant extensions of time or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Member, with other parties and with securities as the Credit Union may see fit. The Credit Union may apply all moneys received from the Member or others, or from securities, upon such part of the Member's liability as it may think best, without prejudice to and without in any way limiting or lessening the liability of the Guarantor under this Guarantee.

4. Neither the failure of the Credit Union to take any security that the parties hereto contemplated it would take nor the failure of the Credit Union to perfect any security taken shall prejudice, or in any way limit or lessen the liability of the Guarantor under, this Guarantee.

5. No loss of or in respect of securities received by the Credit Union from the Member or any other person, whether occasioned through the fault of the Credit Union or otherwise, shall discharge pro tanto, limit or lessen the liability of the Guarantor under this Guarantee.

6. This Guarantee shall be binding on the Guarantor as a continuing guarantee and shall cover any present liabilities of the Member to the Credit Union, all liabilities incurred after the date hereof whether from dealings between the Credit Union and the Member or from any other dealings by which the Member may become in any manner whatever liable to the Credit Union and any ultimate balance due or remaining due to the Credit Union. The Guarantor, or the executors, administrators or successors of the Guarantor, may determine further liability under this Guarantee by written notice to the Credit Union; and this Guarantee shall not apply to any liabilities of the Member to the Credit Union incurred after the expiration of thirty days from the date of receipt of such notice by the Credit Union.

7. Any change in the name of the Member, or any change in the membership of the Member's firm, shall not affect or in any way limit or lessen the liability of the Guarantor hereunder. This Guarantee shall also extend to any person, firm or corporation acquiring or from time to time carrying on the business of the Member.

8. All moneys, advances, renewals and credits in fact borrowed or obtained from the Credit Union shall be deemed to form part of the liabilities hereby guaranteed notwithstanding any incapacity, disability or lack or limitation of status or of power of the Member or of the directors, partners or agents thereof, notwithstanding that the Member may not be a legal entity, and notwithstanding any irregularity, defect or informality in the borrowing or obtaining of such moneys, advances, renewals or credits. Any amount which may not be recoverable from the Guarantor on the basis of a guarantee shall be recoverable from the Guarantor as principal debtor in respect thereof and shall be paid to the Credit Union after demand therefore as hereinafter provided.

9. Any account settled or stated by or between the Credit Union and the Member shall be accepted by the Guarantor as conclusive evidence that the balance or amount thereby appearing due by the Member to the Credit Union is so due.

10. Should the Credit Union receive from the Guarantor any payment or payments, either in full or on account of the liability under this Guarantee, the Guarantor shall not be entitled to claim repayment against the Member or the Member's estate until the Credit Union's claims against the Member have been paid in full. In case of any liquidation, winding up or bankruptcy of the Member, or in the event that the Member shall make a sale of any of the Member's assets within the bulk transfer provisions of any applicable legislation, or in the case of any composition with creditors or scheme of arrangement, the Credit Union shall have the right to rank for its full claim and receive all dividends or other payments in respect thereof until its claim has been paid in full and the Guarantor shall continue liable up to the amount guaranteed, less any payments made the Guarantor, for any balance which may be owing to the Credit Union by the Member. In the event of the valuation by the Credit Union of any of its securities and/or the retention thereof by the Credit Union, such valuation and/or retention shall not, as between the Credit Union and the Guarantor, be considered as a purchase of such securities, or as payment, satisfaction or reduction of the Member's liabilities to the Credit Union, or any part thereof.

11. The Guarantor shall make payment to the Credit Union of the amount of the liability of the Member forthwith after demand therefore is made in writing. Such demand shall be deemed to have been made when an envelope containing the demand and addressed to the Guarantor at the last address of the Guarantor known to the Credit Union is deposited, postage prepaid and registered, in the Post Office. The liability of the Guarantor shall bear interest from the date of such demand at the rate or rates then applicable to the liabilities of the Member to the Credit Union.

12. For the further security of the Credit Union the Guarantor agrees that:

a) Any debts and claims against the Member now or at any time hereafter held by the Guarantor are and shall be held by the Guarantor for the further security of the Credit Union, and as between the Guarantor and the Credit Union are hereby postponed to the debts and claims against the Member now or at any time hereafter held by the Credit Union. Any such debts and claims of the Guarantor shall be held in trust for the Credit Union, shall be collected, enforced or proved subject to and for the purposes of this agreement and any moneys received by the Guarantor in respect thereof shall be paid over to the Credit Union on account of the Credit Union's debts and claims. No such debt or claim of the Guarantor against the Member shall be released or withdrawn by the Guarantor unless the Credit Union's written consent to such release or withdrawal is first obtained. The Guarantor shall not permit the prescription of any such debt or claim by any statute of limitations, assign any such debt or claim to any person other than the Credit Union, or ask for or obtain any security, negotiable paper or other evidence of any such debt or claim except for the purpose of delivering the same to the Credit Union. The Credit Union may at any time give notice to the Member requiring the Member to pay to the Credit Union all or any of such debts or claims of the Guarantor against the Member, and in such event such debts and claims are hereby assigned and transferred to the Credit Union. In the event of the liquidation, winding up or bankruptcy of the Member, or in the event that the Member shall make a sale of any of the Member's assets within the bulk transfer provisions of any applicable legislation, or in the event of any composition with creditors or scheme of arrangement, any and all dividends or other moneys which may be due or payable to the Guarantor in respect of the debts or claims of the Guarantor against the Member are hereby assigned and transferred to and shall be due and be paid to the Credit Union and for such payment to the Credit Union this shall be a sufficient warrant and authority to any person making the same. The Guarantor shall, at any time and from time to time at the request of and as required by the Credit Union, make, execute and deliver all statements of claims, proofs of claim, assignments and other documents and do all matters and things which may be necessary or advisable for the protection of the rights of the Credit Union under and by virtue of this instrument.

b) The provisions of this clause are independent of and severable from the provisions of clauses 1-11 of this Guarantee and Postponement of Claim and shall remain in force whether or not the Guarantor is liable for any amount under clauses 1-11 and whether or not the Credit Union has received the notice referred to in paragraph 6. The provisions of this clause may, however, be terminated by the Guarantor, by written notice given to the Credit Union at any time when the Guarantor is not liable for any amount under clauses 1-11 by reason of the fact that the Member is not indebted or liable to the Credit Union.

13. The Credit Union shall not be bound to exhaust its recourse against the Member, other parties or the securities it may hold before being entitled to payment from the Guarantor under this Guarantee.

14. This Guarantee is given in addition to and without prejudice to any securities of any kind, including any guarantees and postponement agreements, whether or not in the same form as this instrument, now or hereafter held by the Credit Union.

15. There are no representations, collateral agreements or conditions with respect to this instrument, or affecting the Guarantor's liability hereunder, other than those contained here.

16. The terms and conditions set out in this Guarantee shall not merge with any judgment which may be obtained against the Guarantor or the Member.

17. This instrument shall be construed in accordance with the laws of the Province of Ontario. The Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this instrument may be instituted in the courts of Ontario, and the Guarantor hereby agrees to accept and submit to the jurisdiction of the said courts, to acknowledge their competence, and to be bound by any judgment thereof. Nothing herein shall limit the Credit Union's right to bring proceedings against the Guarantor elsewhere.

18. This Guarantee and Postponement of Claim shall extend to and enure to the benefit of the successors and assigns of the Credit Union, and shall be binding upon the Guarantor and the heirs, executors, and administrators or the successors and assigns of the Guarantor.

Signed, Sealed and Delivered this 21st day of January, 2017

To be completed by individuals, partners or sole proprietors

Signature of Witness

Signature of Guarantor

Signature of Witness

Signature of Guarantor

PACE CREDIT UNION Well beyond a bank.

GUARANTEE AND POSTPONEMENT OF CLAIM

TO: PACE SAVINGS & CREDIT UNION LIMITED (hereinafter called the Credit Union)

For Valuable Consideration **LANDFILL GAS CANADA LTD.** (hereinafter called the Guarantor") hereby guarantees payment of the liabilities of **SUSGLOBAL ENERGY CORP., SUSGLOBAL ENERGY CANADA CORP.** and **SUSGLOBAL ENERGY CANADA I LTD.** (hereinafter referred to as the "Member") to the Credit Union and agrees to the following terms and conditions:

1. The liability of the Guarantor hereunder shall be limited to the sum of $1,600,000.00 (One Million Six Hundred Thousand Dollars) and shall bear interest from the date of demand for payment as hereinafter provided. In addition, recourse under this Guarantee by the Credit Union shall be limited to realizing upon 3,300,000 common shares of SusGlobal Energy Corp. pledged to the Credit Union pursuant to a Hypothecation of Specific Securities dated the date hereof and save to the extent required for enforcement of the Hypothecation and proceeds arising therefrom, the Guarantor shall not be liable for any other amounts hereunder from any other source.

2. If more than one Guarantor executes this instrument the provisions hereof shall be read with all necessary grammatical changes, each reference to the Guarantor shall include each and every one of the undersigned severally and this Guarantee and all covenants and agreements herein contained shall be deemed to be joint and several.

3. The Credit Union may grant extensions of time or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Member, with other parties and with securities as the Credit Union may see fit. The Credit Union may apply all moneys received from the Member or others, or from securities, upon such part of the Member's liability as it may think best, without prejudice to and without in any way limiting or lessening the liability of the Guarantor under this Guarantee.

4. Neither the failure of the Credit Union to take any security that the parties hereto contemplated it would take nor the failure of the Credit Union to perfect any security taken shall prejudice, or in any way limit or lessen the liability of the Guarantor under, this Guarantee.

5. No loss of or in respect of securities received by the Credit Union from the Member or any other person, whether occasioned through the fault of the Credit Union or otherwise, shall discharge pro tanto, limit or lessen the liability of the Guarantor under this Guarantee.

6. This Guarantee shall be binding on the Guarantor as a continuing guarantee and shall cover any present liabilities of the Member to the Credit Union, all liabilities incurred after the date hereof whether from dealings between the Credit Union and the Member or from any other dealings by which the Member may become in any manner whatever liable to the Credit Union and any ultimate balance due or remaining due to the Credit Union. The Guarantor, or the executors, administrators or successors of the Guarantor, may determine further liability under this Guarantee by written notice to the Credit Union; and this Guarantee shall not apply to any liabilities of the Member to the Credit Union incurred after the expiration of thirty days from the date of receipt of such notice by the Credit Union.

7. Any change in the name of the Member, or any change in the membership of the Member's firm, shall not affect or in any way limit or lessen the liability of the Guarantor hereunder. This Guarantee shall also extend to any person, firm or corporation acquiring or from time to time carrying on the business of the Member.

8. All moneys, advances, renewals and credits in fact borrowed or obtained from the Credit Union shall be deemed to form part of the liabilities hereby guaranteed notwithstanding any incapacity, disability or lack or limitation of status or of power of the Member or of the directors, partners or agents thereof, notwithstanding that the Member may not be a legal entity, and notwithstanding any irregularity, defect or informality in the borrowing or obtaining of such moneys, advances, renewals or credits. Any amount which may not be recoverable from the Guarantor on the basis of a guarantee shall be recoverable from the Guarantor as principal debtor in respect thereof and shall be paid to the Credit Union after demand therefore as hereinafter provided.

9. Any account settled or stated by or between the Credit Union and the Member shall be accepted by the Guarantor as conclusive evidence that the balance or amount thereby appearing due by the Member to the Credit Union is so due.

10. Should the Credit Union receive from the Guarantor any payment or payments, either in full or on account of the liability under this Guarantee, the Guarantor shall not be entitled to claim repayment against the Member or the Member's estate until the Credit Union's claims against the Member have been paid in full. In case of any liquidation, winding up or bankruptcy of the Member, or in the event that the Member shall make a sale of any of the Member's assets within the bulk transfer *provisions of* any applicable legislation, or in the case of any composition with creditors or scheme of arrangement, the Credit Union shall have the right to rank for its full claim and receive all dividends or other payments in respect thereof until its claim has been paid in full and the Guarantor shall continue liable up to the amount guaranteed, less any payments made the Guarantor, for any balance which may be owing to the Credit Union by the Member. In the event of the valuation by the Credit Union of any of its securities and/or the retention thereof by the Credit Union, such valuation and/or retention shall not, as between the Credit Union and the Guarantor, be considered as a purchase of such securities, or as payment, satisfaction or reduction of the Member's liabilities to the Credit Union, or any part thereof.

11. The Guarantor shall make payment to the Credit Union of the amount of the liability of the Member forthwith after demand therefore is made in writing. Such demand shall be deemed to have been made when an envelope containing the demand and addressed to the Guarantor at the last address of the Guarantor known to the Credit Union is deposited, postage prepaid and registered, in the Post Office. The liability of the Guarantor shall bear interest from the date of such demand at the rate or rates then applicable to the liabilities of the Member to the Credit Union.

12. For the further security of the Credit Union the Guarantor agrees that:

a) Any debts and claims against the Member now or at any time hereafter held by the Guarantor are and shall be held by the Guarantor for the further security of the Credit Union, and as between the Guarantor and the Credit Union are hereby postponed to the debts and claims against the Member now or at any time hereafter held by the Credit Union. Any such debts and claims of the Guarantor shall be held in trust for the Credit Union, shall be collected, enforced or proved subject to and for the purposes of this agreement and any moneys received by the Guarantor in respect thereof shall be paid over to the Credit Union on account of the Credit Union's debts and claims. No such debt or claim of the Guarantor against the Member shall be released or withdrawn by the Guarantor unless the Credit Union's written consent to such release or withdrawal is first obtained. The Guarantor shall not permit the prescription of any such debt or claim by any statute of limitations, assign any such debt or claim to any person other than the Credit Union, or ask for or obtain any security, negotiable paper or other evidence of any such debt or claim except for the purpose of delivering the same to the Credit Union. The Credit Union may at any time give notice to the Member requiring the Member to pay to the Credit Union all or any of such debts or claims of the Guarantor against the Member, and in such event such debts and claims are hereby assigned and transferred to the Credit Union. In the event of the liquidation, winding up or bankruptcy of the Member, or in the event that the Member shall make a sale of any of the Member's assets within the bulk transfer provisions of any applicable legislation, or in the event of any composition with creditors or scheme of arrangement, any and all dividends or other moneys which may be due or payable to the Guarantor in respect of the debts or claims of the Guarantor against the Member are hereby assigned and transferred to and shall be due and be paid to the Credit Union and for such payment to the Credit Union this shall be a sufficient warrant and authority to any person making the same. The Guarantor shall, at any time and from time to time at the request of and as required by the Credit Union, make, execute and deliver all statements of claims, proofs of claim, assignments and other documents and do all matters and things which may be necessary or advisable for the protection of the rights of the Credit Union under and by virtue of this instrument.

b) The provisions of this clause are independent of and severable from the provisions of clauses 1-11of this Guarantee and Postponement of Claim and shall remain in force whether or not the Guarantor is liable for any amount under clauses 1-11 and whether or not the Credit Union has received the notice referred to in paragraph 6. The provisions of this clause may, however, be terminated by the Guarantor, by written notice given to the Credit Union at any time when the Guarantor is not liable for any amount under clauses 1-11 by reason of the fact that the Member is not indebted or liable to the Credit Union.

13. The Credit Union shall not be bound to exhaust its recourse against the Member, other parties or the securities it may hold before being entitled to payment from the Guarantor under this Guarantee.

14. This Guarantee is given in addition to and without prejudice to any securities of any kind, including any guarantees and postponement agreements, whether or not in the same form as this instrument, now or hereafter held by the Credit Union.

15. There are no representations, collateral agreements or conditions with respect to this instrument, or affecting the Guarantor's liability hereunder, other than those contained here.

16. The terms and conditions set out in this Guarantee shall not merge with any judgment which may be obtained against the Guarantor or the Member.

17. This instrument shall be construed in accordance with the laws of the Province of Ontario. The Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this instrument may be instituted in the courts of Ontario, and the Guarantor hereby agrees to accept and submit to the jurisdiction of the said courts, to acknowledge their competence, and to be bound by any judgment thereof. Nothing herein shall limit the Credit Union's right to bring proceedings against the Guarantor elsewhere.

18. This Guarantee and Postponement of Claim shall extend to and enure to the benefit of the successors and assigns of the Credit Union, and shall be binding upon the Guarantor and the heirs, executors, and administrators or the successors and assigns of the Guarantor.

Signed, Sealed and Delivered this 31 day of January, 2017.

Witness: Ike Makrimichalos

LANDFILL GAS CANADA LTD.

Per: G. Hamaliuk

Name: Gerald Hamaliuk

Title: PRESIDENT

I have the authority to bind the corporation

PACE CREDIT UNION Well beyond a bank.

GUARANTEE AND POSTPONEMENT OF CLAIM

TO: PACE SAVINGS & CREDIT UNION LIMITED (hereinafter called the Credit Union)

For Valuable Consideration **1370383 ONTARIO LTD.** (hereinafter called the Guarantor") hereby guarantees payment of the liabilities of **SUSGLOBAL ENERGY CORP., SUSGLOBAL ENERGY CANADA CORP.** and **SUSGLOBAL ENERGY CANADA I LTD.** (hereinafter referred to as the "Member") to the Credit Union and agrees to the following terms and conditions:

1. The liability of the Guarantor hereunder shall be limited to the sum of $1,600,000.00 (One Million Six Hundred Thousand Dollars) and shall bear interest from the date of demand for payment as hereinafter provided. In addition, recourse under this Guarantee by the Credit Union shall be limited to realizing upon 3,300,000 common shares of SusGlobal Energy Corp. pledged to the Credit Union pursuant to a Hypothecation of Specific Securities dated the date hereof and save to the extent required for enforcement of the Hypothecation and proceeds arising therefrom, the Guarantor shall not be liable for any other amounts hereunder from any other source.

2. If more than one Guarantor executes this instrument the provisions hereof shall be read with all necessary grammatical changes, each reference to the Guarantor shall include each and every one of the undersigned severally and this Guarantee and all covenants and agreements herein contained shall be deemed to be joint and several.

3. The Credit Union may grant extensions of time or other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Member, with other parties and with securities as the Credit Union may see fit. The Credit Union may apply all moneys received from the Member or others, or from securities, upon such part of the Member's liability as it may think best, without prejudice to and without in any way limiting or lessening the liability of the Guarantor under this Guarantee.

4. Neither the failure of the Credit Union to take any security that the parties hereto contemplated it would take nor the failure of the Credit Union to perfect any security taken shall prejudice, or in any way limit or lessen the liability of the Guarantor under, this Guarantee.

5. No loss of or in respect of securities received by the Credit Union from the Member or any other person, whether occasioned through the fault of the Credit Union or otherwise, shall discharge pro tanto, limit or lessen the liability of the Guarantor under this Guarantee.

6. This Guarantee shall be binding on the Guarantor as a continuing guarantee and shall cover any present liabilities of the Member to the Credit Union, all liabilities incurred after the date hereof whether from dealings between the Credit Union and the Member or from any other dealings by which the Member may become in any manner whatever liable to the Credit Union and any ultimate balance due or remaining due to the Credit Union. The Guarantor, or the executors, administrators or successors of the Guarantor, may determine further liability under this Guarantee by written notice to the Credit Union; and this Guarantee shall not apply to any liabilities of the Member to the Credit Union incurred after the expiration of thirty days from the date of receipt of such notice by the Credit Union.

7. Any change in the name of the Member, or any change in the membership of the Member's firm, shall not affect or in any way limit or lessen the liability of the Guarantor hereunder. This Guarantee shall also extend to any person, firm or corporation acquiring or from time to time carrying on the business of the Member.

8. All moneys, advances, renewals and credits in fact borrowed or obtained from the Credit Union shall be deemed to form part of the liabilities hereby guaranteed notwithstanding any incapacity, disability or lack or limitation of status or of power of the Member or of the directors, partners or agents thereof, notwithstanding that the Member may not be a legal entity, and notwithstanding any irregularity, defect or informality in the borrowing or obtaining of such moneys, advances, renewals or credits. Any amount which may not be recoverable from the Guarantor on the basis of a guarantee shall be recoverable from the Guarantor as principal debtor in respect thereof and shall be paid to the Credit Union after demand therefore as hereinafter provided.

9. Any account settled or stated by or between the Credit Union and the Member shall be accepted by the Guarantor as conclusive evidence that the balance or amount thereby appearing due by the Member to the Credit Union is so due.

10. Should the Credit Union receive from the Guarantor any payment or payments, either in full or on account of the liability under this Guarantee, the Guarantor shall not be entitled to claim repayment against the Member or the Member's estate until the Credit Union's claims against the Member have been paid in full. In case of any liquidation, winding up or bankruptcy of the Member, or in the event that the Member shall make a sale of any of the Member's assets within the bulk transfer provisions of any applicable legislation, or in the case of any composition with creditors or scheme of arrangement, the Credit Union shall have the right to rank for its full claim and receive all dividends or other payments in respect thereof until its claim has been paid in full and the Guarantor shall continue liable up to the amount guaranteed, less any payments made the Guarantor, for any balance which may be owing to the Credit Union by the Member. In the event of the valuation by the Credit Union of any of its securities and/or the retention thereof by the Credit Union, such valuation and/or retention shall not, as between the Credit Union and the Guarantor, be considered as a purchase of such securities, or as payment, satisfaction or reduction of the Member's liabilities to the Credit Union, or any part thereof.

11. The Guarantor shall make payment to the Credit Union of the amount of the liability of the Member forthwith after demand therefore is made in writing. Such demand shall be deemed to have been made when an envelope containing the demand and addressed to the Guarantor at the last address of the Guarantor known to the Credit Union is deposited, postage prepaid and registered, in the Post Office. The liability of the Guarantor shall bear interest from the date of such demand at the rate or rates then applicable to the liabilities of the Member to the Credit Union.

12. For the further security of the Credit Union the Guarantor agrees that:

a) Any debts and claims against the Member now or at any time hereafter held by the Guarantor are and shall be held by the Guarantor for the further security of the Credit Union, and as between the Guarantor and the Credit Union are hereby postponed to the debts and claims against the Member now or at any time hereafter held by the Credit Union. Any such debts and claims of the Guarantor shall be held in trust for the Credit Union, shall be collected, enforced or proved subject to and for the purposes of this agreement and any moneys received by the Guarantor in respect thereof shall be paid over to the Credit Union on account of the Credit Union's debts and claims. No such debt or claim of the Guarantor against the Member shall be released or withdrawn by the Guarantor unless the Credit Union's written consent to such release or withdrawal is first obtained. The Guarantor shall not permit the prescription of any such debt or claim by any statute of limitations, assign any such debt or claim to any person other than the Credit Union, or ask for or obtain any security, negotiable paper or other evidence of any such debt or claim except for the purpose of delivering the same to the Credit Union. The Credit Union may at any time give notice to the Member requiring the Member to pay to the Credit Union all or any of such debts or claims of the Guarantor against the Member, and in such event such debts and claims are hereby assigned and transferred to the Credit Union. In the event of the liquidation, winding up or bankruptcy of the Member, or in the event that the Member shall make a sale of any of the Member's assets within the bulk transfer provisions of any applicable legislation, or in the event of any composition with creditors or scheme of arrangement, any and all dividends or other moneys which may be due or payable to the Guarantor in respect of the debts or claims of the Guarantor against the Member are hereby assigned and transferred to and shall be due and be paid to the Credit Union and for such payment to the Credit Union this shall be a sufficient warrant and authority to any person making the same. The Guarantor shall, at any time and from time to time at the request of and as required by the Credit Union, make, execute and deliver all statements of claims, proofs of claim, assignments and other documents and do all matters and things which may be necessary or advisable for the protection of the rights of the Credit Union under and by virtue of this instrument.

b) The provisions of this clause are independent of and severable from the provisions of clauses 1-11of this Guarantee and Postponement of Claim and shall remain in force whether or not the Guarantor is liable for any amount under clauses 1-11 and whether or not the Credit Union has received the notice referred to in paragraph 6. The provisions of this clause may, however, be terminated by the Guarantor, by written notice given to the Credit Union at any time when the Guarantor is not liable for any amount under clauses 1-11 by reason of the fact that the Member is not indebted or liable to the Credit Union.

13. The Credit Union shall not be bound to exhaust its recourse against the Member, other parties or the securities it may hold before being entitled to payment from the Guarantor under this Guarantee.

14. This Guarantee is given in addition to and without prejudice to any securities of any kind, including any guarantees and postponement agreements, whether or not in the same form as this instrument, now or hereafter held by the Credit Union.

15. There are no representations, collateral agreements or conditions with respect to this instrument, or affecting the Guarantor's liability hereunder, other than those contained here.

16. The terms and conditions set out in this Guarantee shall not merge with any judgment which may be obtained against the Guarantor or the Member.

17. This instrument shall be construed in accordance with the laws of the Province of Ontario. The Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this instrument may be instituted in the courts of Ontario, and the Guarantor hereby agrees to accept and submit to the jurisdiction of the said courts, to acknowledge their competence, and to be bound by any judgment thereof. Nothing herein shall limit the Credit Union's right to bring proceedings against the Guarantor elsewhere.

18. This Guarantee and Postponement of Claim shall extend to and enure to the benefit of the successors and assigns of the Credit Union, and shall be binding upon the Guarantor and the heirs, executors, and administrators or the successors and assigns of the Guarantor.

Signed, Sealed and Delivered this 1st day of February, 2017.

ONTARIO UP

1370383 ~~ONTRAIO~~ LTD.

Per: ______________________

Name: Vincent Ramoutar

Title:

I have the authority to bind the corporation